                                                               Exhibit 99.(d)(2)

                                   SCHEDULE A

                            FEE AND EXPENSE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                        (CAPPED OPERATING EXPENSE RATIOS)

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Aggressive Allocation Fund
   Administrator Class                           1.00%        January 31, 2010

Asia Pacific Fund
   Class A                                       1.60%        January 31, 2010
   Class C                                       2.35%        January 31, 2010
   Investor Class                                1.65%        January 31, 2010

Asset Allocation Fund
   Class A                                       1.15%        January 31, 2010
   Class B                                       1.90%        January 31, 2010
   Class C                                       1.90%        January 31, 2010
   Administrator Class                           0.90%        January 31, 2010

C&B Large Cap Value Fund
   Class A                                       1.15%        January 31, 2010
   Class B                                       1.90%        January 31, 2010
   Class C                                       1.90%        January 31, 2010
   Administrator Class                           0.95%        January 31, 2010
   Institutional Class                           0.70%        January 31, 2010
   Investor Class                                1.20%        January 31, 2010

C&B Mid Cap Value Fund
   Class A                                       1.20%        February 28, 2010
   Class B                                       1.95%        February 28, 2010
   Class C                                       1.95%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.90%        February 28, 2010
   Investor Class                                1.25%        February 28, 2010

California Limited-Term Tax-Free Fund
   Class A                                       0.85%        October 31, 2009
   Class C                                       1.60%        October 31, 2009
   Administrator Class                           0.60%        October 31, 2009

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
California Tax-Free Fund
   Class A                                       0.80%        October 31, 2009
   Class B                                       1.55%        October 31, 2009
   Class C                                       1.55%        October 31, 2009
   Administrator Class                           0.55%        October 31, 2009

California Tax-Free Money Market Fund/1/
   Class A                                       0.65%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Service Class                                 0.45%        June 30, 2010

California Tax-Free Money Market
  Trust/1/                                       0.20%        June 30, 2010

Capital Growth Fund
   Class A                                       1.25%        November 30, 2009
   Class C                                       2.00%        November 30, 2009
   Administrator Class                           0.94%        November 30, 2009
   Institutional Class                           0.75%        November 30, 2009
   Investor Class                                1.35%        November 30, 2009

Cash Investment Money Market Fund
   Administrator Class                           0.35%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Select Class                                  0.13%        June 30, 2010
   Service Class                                 0.50%        June 30, 2010

Colorado Tax-Free Fund
   Class A                                       0.85%        October 31, 2009
   Class B                                       1.60%        October 31, 2009
   Class C                                       1.60%        October 31, 2009
   Administrator Class                           0.60%        October 31, 2009

Common Stock Fund
   Class A                                       1.26%        February 28, 2010
   Class B                                       2.01%        February 28, 2010
   Class C                                       2.01%        February 28, 2010
   Investor Class                                1.29%        February 28, 2010

Conservative Allocation Fund
   Administrator Class                           0.85%        January 31, 2010

Discovery Fund
   Class A                                       1.33%        February 28, 2010
   Class C                                       2.08%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.95%        February 28, 2010
   Investor Class                                1.38%        February 28, 2010

Diversified Bond Fund
   Administrator Class                           0.70%        September 30, 2009

----------
/1/ On August 12, 2009, the Board of Trustees approved a fundamental investment policy change for the California Tax-Free Money Market Fund and California Tax-Free Money Market Trust. Upon shareholder approval the fundamental investment policy and the Fund names will change to the California Municipal Money Market Fund and California Municipal Money Market Trust, effective December 1, 2009.

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Diversified Equity Fund
   Class A                                       1.25%        January 31, 2010
   Class B                                       2.00%        January 31, 2010
   Class C                                       2.00%        January 31, 2010
   Administrator Class                           1.00%        January 31, 2010

Diversified Small Cap Fund
   Administrator Class                           1.00%        January 31, 2010

Emerging Growth Fund
   Class A                                       1.45%        January 31, 2010
   Class C                                       2.20%        January 31, 2010
   Administrator Class                           1.20%        January 31, 2010
   Institutional Class                           0.95%        January 31, 2010
   Investor Class                                1.49%        January 31, 2010

Emerging Markets Equity Fund
   Class A                                       1.90%        January 31, 2010
   Class B                                       2.65%        January 31, 2010
   Class C                                       2.65%        January 31, 2010
   Administrator Class                           1.60%        January 31, 2010

Endeavor Select Fund
   Class A                                       1.25%        November 30, 2009
   Class B                                       2.00%        November 30, 2009
   Class C                                       2.00%        November 30, 2009
   Administrator Class                           1.00%        November 30, 2009
   Institutional Class                           0.80%        November 30, 2009

Enterprise Fund
   Class A                                       1.35%        February 28, 2010
   Class C                                       2.10%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.90%        February 28, 2010
   Investor Class                                1.45%        February 28, 2010

Equity Income Fund
   Class A                                       1.10%        January 31, 2010
   Class B                                       1.85%        January 31, 2010
   Class C                                       1.85%        January 31, 2010
   Administrator Class                           0.85%        January 31, 2010

Equity Value Fund
   Class A                                       1.25%        January 31, 2010
   Class B                                       2.00%        January 31, 2010
   Class C                                       2.00%        January 31, 2010
   Administrator Class                           1.00%        January 31, 2010
   Institutional Class                           0.75%        January 31, 2010

Government Money Market Fund
   Class A                                       0.65%        June 30, 2010
   Administrator Class                           0.35%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Service Class                                 0.50%        June 30, 2010

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Government Securities Fund
   Class A                                       0.90%        September 30, 2009
   Class B                                       1.65%        September 30, 2009
   Class C                                       1.65%        September 30, 2009
   Administrator Class                           0.70%        September 30, 2009
   Institutional Class                           0.48%        September 30, 2009
   Investor Class                                0.95%        September 30, 2009

Growth Fund
   Class A                                       1.30%        November 30, 2009
   Class C                                       2.05%        November 30, 2009
   Administrator Class                           0.96%        November 30, 2009
   Institutional Class                           0.80%        November 30, 2009
   Investor Class                                1.40%        November 30, 2009

Growth Balanced Fund
   Class A                                       1.20%        January 31, 2010
   Class B                                       1.95%        January 31, 2010
   Class C                                       1.95%        January 31, 2010
   Administrator Class                           0.95%        January 31, 2010

Growth Equity Fund
   Class A                                       1.50%        January 31, 2010
   Class B                                       2.25%        January 31, 2010
   Class C                                       2.25%        January 31, 2010
   Administrator Class                           1.25%        January 31, 2010
   Institutional Class                           1.05%        January 31, 2010

Heritage Money Market Fund
   Administrator Class                           0.35%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Select Class                                  0.13%        June 30, 2010

High Income Fund
   Class A                                       0.90%        September 30, 2009
   Class B                                       1.65%        September 30, 2009
   Class C                                       1.65%        September 30, 2009
   Institutional Class                           0.50%        September 30, 2009
   Investor Class                                0.95%        September 30, 2009

Income Plus Fund
   Class A                                       0.90%        September 30, 2009
   Class B                                       1.65%        September 30, 2009
   Class C                                       1.65%        September 30, 2009
   Institutional Class                           0.61%        September 30, 2009
   Investor Class                                0.94%        September 30, 2009

Index Fund
   Class A                                       0.62%        January 31, 2010
   Class B                                       1.37%        January 31, 2010
   Administrator Class                           0.25%        January 31, 2010
   Investor Class                                0.45%        January 31, 2010

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Inflation-Protected Bond Fund
   Class A                                       0.85%        September 30, 2009
   Class B                                       1.60%        September 30, 2009
   Class C                                       1.60%        September 30, 2009
   Administrator Class                           0.60%        September 30, 2009

Intermediate Tax/AMT-Free Fund
   Class A                                       0.70%        October 31, 2009
   Class C                                       1.45%        October 31, 2009
   Administrator Class                           0.60%        October 31, 2009
   Institutional Class                           0.42%        October 31, 2009
   Investor Class                                0.75%        October 31, 2009

International Core Fund
   Class A                                       1.50%        January 31, 2010
   Class B                                       2.25%        January 31, 2010
   Class C                                       2.25%        January 31, 2010
   Administrator Class                           1.25%        January 31, 2010

International Equity Fund
   Class A                                       1.41%        January 31, 2010
   Class B                                       2.16%        January 31, 2010
   Class C                                       2.16%        January 31, 2010
   Administrator Class                           1.25%        January 31, 2010
   Institutional Class                           0.99%        January 31, 2010
   Investor Class                                1.46%        January 31, 2010

International Value Fund
   Class A                                       1.50%        January 31, 2010
   Class B                                       2.25%        January 31, 2010
   Class C                                       2.25%        January 31, 2010
   Administrator Class                           1.25%        January 31, 2010
   Institutional Class                           1.05%        January 31, 2010

Large Cap Appreciation Fund
   Class A                                       1.25%        January 31, 2010
   Class B                                       2.00%        January 31, 2010
   Class C                                       2.00%        January 31, 2010
   Administrator Class                           1.00%        January 31, 2010
   Institutional Class                           0.70%        January 31, 2010

Large Cap Growth Fund
   Investor Class                                1.19%        November 30, 2009

Large Company Core Fund
   Class A                                       1.14%        November 30, 2009
   Class B                                       1.89%        November 30, 2009
   Class C                                       1.89%        November 30, 2009
   Administrator Class                           0.95%        November 30, 2009
   Investor Class                                1.28%        November 30, 2009
   Institutional Class                           0.66%        November 30, 2009

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Large Company Growth Fund
   Class A                                       1.20%        January 31, 2010
   Class B                                       1.95%        January 31, 2010
   Class C                                       1.95%        January 31, 2010
   Administrator Class                           0.95%        January 31, 2010
   Institutional Class                           0.75%        January 31, 2010
   Investor Class                                1.27%        January 31, 2010

Large Company Value Fund
   Class A                                       1.25%        November 30, 2009
   Class C                                       2.00%        November 30, 2009
   Administrator Class                           0.96%        November 30, 2009
   Institutional Class                           0.75%        November 30, 2009
   Investor Class                                1.35%        November 30, 2009

Mid Cap Disciplined Fund
   Class A                                       1.25%        February 28, 2010
   Class C                                       2.00%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.90%        February 28, 2010
   Investor Class                                1.31%        February 28, 2010

Mid Cap Growth Fund
   Class A                                       1.35%        February 28, 2010
   Class B                                       2.10%        February 28, 2010
   Class C                                       2.10%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.90%        February 28, 2010
   Investor Class                                1.45%        February 28, 2010

Minnesota Money Market Fund
   Class A                                       0.80%        June 30, 2010

Minnesota Tax-Free Fund
   Class A                                       0.85%        October 31, 2009
   Class B                                       1.60%        October 31, 2009
   Class C                                       1.60%        October 31, 2009
   Administrator Class                           0.60%        October 31, 2009

Moderate Balanced Fund
   Class A                                       1.15%        January 31, 2010
   Class B                                       1.90%        January 31, 2010
   Class C                                       1.90%        January 31, 2010
   Administrator Class                           0.90%        January 31, 2010

Money Market Fund
   Class A                                       0.76%        June 30, 2010
   Class B                                       1.51%        June 30, 2010
   Investor Class                                0.65%        June 30, 2010

Money Market Trust                               0.20%        June 30, 2010

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Municipal Bond Fund
   Class A                                       0.75%        October 31, 2009
   Class B                                       1.50%        October 31, 2009
   Class C                                       1.50%        October 31, 2009
   Administrator Class                           0.60%        October 31, 2009
   Institutional Class/2/                        0.42%        October 31, 2009
   Investor Class                                0.80%        October 31, 2009

Municipal Money Market Fund
   Institutional Class                           0.20%        June 30, 2010
   Investor Class                                0.64%        June 30, 2010

National Tax-Free Money Market Fund
   Class A                                       0.65%        June 30, 2010
   Administrator Class                           0.30%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Service Class                                 0.45%        June 30, 2010

National Tax-Free Money Market Trust             0.20%        June 30, 2010

Opportunity Fund
   Class A                                       1.29%        February 28, 2010
   Class C                                       2.04%        February 28, 2010
   Administrator Class                           1.04%        February 28, 2010
   Investor Class                                1.35%        February 28, 2010

Overland Express Sweep Fund                      1.08%        June 30, 2010

Prime Investment Money Market Fund
   Institutional Class                           0.20%        June 30, 2010
   Service Class                                 0.55%        June 30, 2010

Short Duration Government Bond Fund
   Class A                                       0.85%        September 30, 2009
   Class B                                       1.60%        September 30, 2009
   Class C                                       1.60%        September 30, 2009
   Administrator Class                           0.60%        September 30, 2009
   Institutional Class                           0.42%        September 30, 2009

Short-Term Bond Fund
   Class A                                       0.80%        September 30, 2009
   Class C                                       1.55%        September 30, 2009
   Institutional Class                           0.48%        September 30, 2009
   Investor Class                                0.85%        September 30, 2009

Short-Term High Yield Bond Fund
   Class A                                       0.81%        September 30, 2009
   Class C                                       1.56%        September 30, 2009
   Investor Class                                0.86%        September 30, 2009

----------
/2/ On June 2, 2009, the Board of Trustees approved an increase to the Municipal Bond Fund Institutional Class from 0.42% to 0.50% effective November 1, 2009.

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Short-Term Municipal Bond Fund
   Class A                                       0.60%        October 31, 2009
   Class C                                       1.35%        October 31, 2009
   Institutional Class                           0.40%        October 31, 2009
   Investor Class                                0.66%        October 31, 2009

Small Cap Disciplined Fund
   Class A                                       1.45%        February 28, 2010
   Class C                                       2.20%        February 28, 2010
   Administrator Class                           1.20%        February 28, 2010
   Institutional Class                           1.00%        February 28, 2010
   Investor Class                                1.49%        February 28, 2010

Small Cap Growth Fund
   Class A                                       1.40%        February 28, 2010
   Class B                                       2.15%        February 28, 2010
   Class C                                       2.15%        February 28, 2010
   Administrator Class                           1.20%        February 28, 2010
   Institutional Class                           0.90%        February 28, 2010
   Investor Class                                1.49%        February 28, 2010

Small Cap Opportunities Fund
   Administrator Class                           1.20%        February 28, 2010

Small Cap Value Fund
   Class A                                       1.44%        February 28, 2010
   Class B                                       2.19%        February 28, 2010
   Class C                                       2.19%        February 28, 2010
   Institutional Class                           0.95%        February 28, 2010
   Investor Class                                1.36%        February 28, 2010

Small Company Growth Fund
   Class A                                       1.45%        January 31, 2010
   Class B                                       2.20%        January 31, 2010
   Class C                                       2.20%        January 31, 2010
   Administrator Class                           1.20%        January 31, 2010
   Institutional Class                           0.95%        January 31, 2010

Small Company Value Fund
   Class A                                       1.45%        January 31, 2010
   Class B                                       2.20%        January 31, 2010
   Class C                                       2.20%        January 31, 2010
   Administrator Class                           1.20%        January 31, 2010

Small/Mid Cap Value Fund
   Class A                                       1.40%        February 28, 2010
   Class C                                       2.15%        February 28, 2010
   Administrator Class                           1.15%        February 28, 2010
   Institutional Class                           0.95%        February 28, 2010
   Investor Class                                1.49%        February 28, 2010

Social Sustainability Fund
   Class A                                       1.25%        November 30, 2009
   Class C                                       2.00%        November 30, 2009
   Administrator Class                           1.00%        November 30, 2009

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Specialized Financial Services Fund
   Class A                                       1.35%        February 28, 2010
   Class B                                       2.10%        February 28, 2010
   Class C                                       2.10%        February 28, 2010

Specialized Technology Fund
   Class A                                       1.75%        February 28, 2010
   Class B                                       2.50%        February 28, 2010
   Class C                                       2.50%        February 28, 2010
   Investor Class                                1.85%        February 28, 2010

Stable Income Fund
   Class A                                       0.85%        September 30, 2009
   Class B                                       1.60%        September 30, 2009
   Class C                                       1.60%        September 30, 2009
   Administrator Class                           0.65%        September 30, 2009

Strategic Income Fund
   Class A                                       1.10%        September 30, 2009
   Class B                                       1.85%        September 30, 2009
   Class C                                       1.85%        September 30, 2009

Strategic Small Cap Value Fund/3/
   Class A                                       1.45%        January 31, 2010
   Class C                                       2.20%        January 31, 2010
   Administrator Class                           1.20%        January 31, 2010

Target Today Fund/4/
   Class A                                       1.15%        June 30, 2010
   Class B                                       1.90%        June 30, 2010
   Class C                                       1.90%        June 30, 2010
   Administrator Class                           0.85%        June 30, 2010
   Institutional Class                           0.62%        June 30, 2010
   Investor Class                                0.91%        June 30, 2010

Target 2010 Fund/4/
   Class A                                       1.18%        June 30, 2010
   Class B                                       1.93%        June 30, 2010
   Class C                                       1.93%        June 30, 2010
   Administrator Class                           0.88%        June 30, 2010
   Institutional Class                           0.65%        June 30, 2010
   Investor Class                                0.94%        June 30, 2010

----------
/3/ On June 2, 2009, the Board of Trustees approved the liquidation of the Strategic Small Cap Value Fund effective on or about August 21, 2009.

/4/ On August 12, 2009, the Board of Trustees were notified of reductions to the net operating expense ratios for each of the Target Date Funds. Effective from October 1, 2009 through June 30, 2010 the reductions will be as follows: Institutional Class reduced by 17 basis points; Administrator Class reduced by 5 basis points; Class A, B and C reduced by 17 basis points; and Investor Class reduced by 5 basis points.

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Target 2015 Fund/4/
   Institutional Class                           0.66%        June 30, 2010
   Administrator Class                           0.89%        June 30, 2010
   Investor Class                                0.95%        June 30, 2010

Target 2020 Fund/4/
   Class A                                       1.20%        June 30, 2010
   Class B                                       1.95%        June 30, 2010
   Class C                                       1.95%        June 30, 2010
   Administrator Class                           0.90%        June 30, 2010
   Institutional Class                           0.67%        June 30, 2010
   Investor Class                                0.96%        June 30, 2010

Target 2025 Fund/4/
   Administrator Class                           0.90%        June 30, 2010
   Institutional Class                           0.67%        June 30, 2010
   Investor Class                                0.96%        June 30, 2010

Target 2030 Fund/4/
   Class A                                       1.21%        June 30, 2010
   Class B                                       1.96%        June 30, 2010
   Class C                                       1.96%        June 30, 2010
   Administrator Class                           0.91%        June 30, 2010
   Institutional Class                           0.68%        June 30, 2010
   Investor Class                                0.97%        June 30, 2010

Target 2035 Fund/4/
   Administrator Class                           0.92%        June 30, 2010
   Institutional Class                           0.69%        June 30, 2010
   Investor Class                                0.98%        June 30, 2010

Target 2040 Fund/4/
   Class A                                       1.22%        June 30, 2010
   Class B                                       1.97%        June 30, 2010
   Class C                                       1.97%        June 30, 2010
   Administrator Class                           0.92%        June 30, 2010
   Institutional Class                           0.69%        June 30, 2010
   Investor Class                                0.98%        June 30, 2010

Target 2045 Fund/4/
   Administrator Class                           0.92%        June 30, 2010
   Institutional Class                           0.69%        June 30, 2010
   Investor Class                                0.98%        June 30, 2010

Target 2050 Fund/4/
   Administrator Class                           0.92%        June 30, 2010
   Institutional Class                           0.69%        June 30, 2010
   Investor Class                                0.98%        June 30, 2010

Total Return Bond Fund
   Class A                                       0.85%        September 30, 2009
   Class B                                       1.60%        September 30, 2009
   Class C                                       1.60%        September 30, 2009
   Administrator Class                           0.70%        September 30, 2009
   Institutional Class                           0.42%        September 30, 2009
   Investor Class                                0.90%        September 30, 2009

                                           CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                                EXPENSE RATIO       RENEWAL DATE
----------------------------------------   ----------------   ------------------
Treasury Plus Money Market Fund
   Class A                                       0.65%        June 30, 2010
   Administrator Class                           0.35%        June 30, 2010
   Institutional Class                           0.20%        June 30, 2010
   Service Class                                 0.50%        June 30, 2010

Ultra Short-Term Income Fund
   Class A                                       0.70%        September 30, 2009
   Class C                                       1.45%        September 30, 2009
   Administrator Class                           0.55%        September 30, 2009
   Institutional Class                           0.35%        September 30, 2009
   Investor Class                                0.75%        September 30, 2009

Ultra Short-Term Municipal Income Fund
   Class A                                       0.67%        October 31, 2009
   Class C                                       1.42%        October 31, 2009
   Institutional Class                           0.37%        October 31, 2009
   Investor Class                                0.72%        October 31, 2009

U.S. Value Fund
   Class A                                       1.25%        November 30, 2009
   Class B                                       2.00%        November 30, 2009
   Class C                                       2.00%        November 30, 2009
   Administrator Class                           0.96%        November 30, 2009
   Investor Class                                1.32%        November 30, 2009

WealthBuilder Conservative Allocation
   Portfolio                                     1.50%        September 30, 2009

WealthBuilder Equity Portfolio                   1.50%        September 30, 2009

WealthBuilder Growth Allocation
   Portfolio                                     1.50%        September 30, 2009

WealthBuilder Growth Balanced Portfolio          1.50%        September 30, 2009

WealthBuilder Moderate Balanced
   Portfolio                                     1.50%        September 30, 2009

WealthBuilder Tactical Equity Portfolio          1.50%        September 30, 2009

Wisconsin Tax-Free Fund
   Class A                                       0.70%        October 31, 2009
   Class C                                       1.49%        October 31, 2009
   Investor Class                                0.75%        October 31, 2009

100% Treasury Money Market Fund
   Class A                                       0.65%        June 30, 2010
   Service Class                                 0.50%        June 30, 2010

Most Recent Annual Approval: March 27, 2009

Schedule A amended: August 12, 2009

     The foregoing schedule of capped operating expense ratios is agreed to as of August 12, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President

                                                              AS OF MAY 18, 2004

                 AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT
                                   SCHEDULE B

                             WELLS FARGO FUNDS TRUST
                 NOT SUBJECT TO CAPPED OPERATING EXPENSE RATIOS

                           DATE OF
                        REMOVAL FROM
NAME OF FUND/CLASS       SCHEDULE A
------------------   -------------------

                                       1